UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 8, 2024
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.                                                             ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2024, the Board of Directors of 3M Company (the “Company”) appointed William M. Brown chief executive officer, effective May 1, 2024, succeeding Michael F. Roman. Mr. Brown, 61, is the former chairman and chief executive officer of L3Harris Technologies, a global innovator in aerospace and defense technology solutions, where he served as executive chair from June 2021 to June 2022, after having served as chairman and chief executive officer from 2019 to June 2021. Mr. Brown previously served as chairman, president, and chief executive officer of Harris Corporation prior to its merger with L3 Technologies in 2019. He joined Harris Corporation in November 2011 as president and chief executive officer. Prior to Harris Corporation, Mr. Brown spent 14 years at United Technologies Corporation (UTC) serving in a variety of leadership roles. The Board of Directors also nominated Mr. Brown as a director who will appear as a nominee in the Company’s proxy statement and be presented for election at the Annual Meeting of Stockholders to be held on May 14, 2024, for the term of office ending at the 2025 Annual Meeting of Stockholders.

On March 8, 2024, the Board of Directors of 3M Company also appointed Michael F. Roman as executive chairman of the Board of Directors, also effective May 1, 2024. Mr. Roman, 64, has served as 3M’s chairman of the board since May 2019 and chief executive officer since July 2018.

The Board of Directors also waived the mandatory retirement age of 65 years for Mr. Roman and Mr. Brown.

Cash Compensation; Benefits. In connection with Mr. Brown’s appointment, the Company extended an offer letter to him on March 8, 2024 (the “Offer Letter”), which he accepted. Under the terms of the Offer Letter, Mr. Brown will receive an annual base salary of $1,800,000 and a target annual incentive compensation opportunity of $3,150,000, each of which will be prorated for 2024. He also will receive a hiring bonus of $3,000,000 and be eligible to participate in the Company’s long-term incentive compensation, retirement and other benefit plans and programs offered to the Company’s other senior executives.

Initial Long-Term Incentive Awards. It is expected that Mr. Brown will enter into an agreement upon his commencement of employment that protects 3M’s confidential information and includes non-competition and non-solicitation covenants that apply where permitted by applicable law (the “Protective Covenant Agreement”). In consideration of Mr. Brown’s execution of the Protective Covenant Agreement and as an inducement for him to join 3M, the Offer Letter provides that he will receive (i) a special one-time inducement restricted stock unit grant covering a number of shares of 3M common stock determined by dividing $2,500,000 by the closing sales price for a share of 3M common stock on the grant date, vesting in a series of equal installments on each of the first three anniversaries of the grant date, (ii) a special one-time inducement 2024 performance share award with a target number of performance shares determined by dividing $2,500,000 by the closing sales price for a share of 3M common stock on the grant date, vesting in a single installment on December 31, 2026, (iii) a pro rata 2024 performance share award with a target number of performance shares determined by dividing $4,333,333 by the closing sales price for a share of 3M common stock on the grant date, vesting in a single installment on December 31, 2026, and (iv) a pro rata 2024 stock option award covering a number of shares of 3M common stock determined by dividing $4,333,333 by the fair value of a stock option covering one share of 3M common stock, as determined in accordance with FASB ASC Topic 718, excluding the effect of forfeitures, vesting in a series of equal installments on each of the first three anniversaries of the grant date. Each of the equity awards will be granted no later than 60 days following Mr. Brown’s commencement of employment with the Company (or, if the Company is in possession of material nonpublic information on the last day of such period, on the first trading day thereafter on which the Company is not, and has not been for at least three consecutive full trading days, in possession of material nonpublic information). The performance period and goals for both the inducement and pro rata 2024 performance share awards will be the same as those of other annual grants made to 3M’s executive officers in 2024. The per share exercise price of the stock option will equal the closing sales price of a share of 3M common stock on the grant date.

Severance. Mr. Brown will be eligible to participate in the Company’s Executive Severance Plan (the “Severance Plan”), the benefits of which are described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission (“SEC”) on March 22, 2023, except that the Severance Plan subsequently was amended on August 9, 2023, to add as a benefit pro rata vesting of inducement restricted stock unit awards based on whole years of completed service. A copy of the Severance Plan, as currently in effect, was included as Exhibit 10.15 to the Company’s annual report on Form 10-K filed with the SEC on February 7, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press release, dated March 12, 2024, issued by 3M Company.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Michael M. Dai

Michael M. Dai
Vice President, Associate General Counsel & Secretary
Dated: March 12, 2024